                              WRITTEN CONSENT OF
               PLAN ADMINISTRATOR OF DEFERRED COMPENSATION PLAN

     Whereas, at its meeting held on December 12, 1996, the Board of Directors (the "Board") authorized the Vice President of Administration (the "Administrator") to make any amendments to the Deferred Compensation Plan (the "Plan") necessary to (1) remove the 10% limitation for contributions of Base Salary and allow executive participants in "ungraded" positions to defer as much as 100% of Base Salary as they would elect and (2) permit the Directors of the Company to defer under the Plan their Directors' compensation, with both of such changes to be effective December 12, 1996;

     NOW, THEREFORE BE IT

     RESOLVED, That the Delmarva Power & Light Company Deferred Compensation Plan (the "Plan") be, and it hereby is, amended, effective December 12, 1996, by adding the following to the end of Section 2.7:

     For purposes of participation by members of the Board of Directors, "Compensation" shall mean each Director's compensation paid by the Company (whether in the form of cash or Company common stock) for serving as a member of the Board of Directors of Delmarva Power & Light Company.


     FURTHER RESOLVED, That the Plan be, and it hereby is, amended, effective December 12, 1996, by deleting Section 2.9 and replacing it with new Section 2.9 as follows:

          2.9.  "Deferred Compensation Account" shall mean the bookkeeping
                 -----------------------------
     account established by the Administrator for each Participant to which the Participant's base salary, MICP bonus and Director's compensation deferred pursuant to Section 4.1 (and income thereon) is credited and from which distributions to the Participant or to his or her Beneficiary are made. A Participant shall at all times be fully vested in the balance of his Deferred Compensation Account.


     FURTHER RESOLVED, That the Plan be, and it hereby is, amended, effective December 12, 1996, by deleting Section 2.12 and replacing it with a new Section
2.12 as follows:

          2.12.  "Eligible Employee" shall mean an individual employed by the
                  -----------------
     Employer who is a member of a select group of management and/or highly compensated employees, and as determined by the Committee to be eligible to participate hereunder pursuant to Article III. "Eligible Employee" shall also mean each member of the Board of Directors of Delmarva Power & Light Company.

     FURTHER RESOLVED, That the Plan be, and it hereby is, amended, effective December 12, 1996, by deleting Section 2.15 and replacing it with a new Section
2.15 as follows:

          2.15.  "Investment Alternatives" shall mean the investment options
                  -----------------------
     made available to employees under the Savings Plan, which shall be used as measuring standards for credits to a Participant's Deferred Compensation Account. In the case of the Participant's Employer Matching Account and Deferred Stock Account and in the case of a Director's Deferred Compensation Account credited with Compensation in the form of Company common stock, the only Investment Alternative shall be Delmarva common stock as traded on the open market.

     FURTHER RESOLVED, That the Plan be, and it hereby is, amended, effective December 12, 1996, by deleting Section 4.1 and substituting a new Section 4.1 as follows:

          4.1.  Salary, Bonus, Dividend, and/or Director's Compensation Deferral
                ----------------------------------------------------------------
     Election.  No later than the "Deferral Deadline" as shown in Table 4.1,
     --------
     each Eligible Employee designated as eligible to participate for purposes of this Article IV may irrevocably elect, by completing and executing an Application for Participation and filing it with the Administrator, to defer any portion of his base salary to be paid in the future, MICP bonus to be paid in the future, Director's compensation to be paid in the future, or cash awarded to him on account of dividends that may subsequently be paid on restricted shares of common stock held under the LTIP for contingent grant to the Participant or on shares of common stock deferred under the Participant's Deferred Stock Account.

                                   TABLE 4.1
                                   ---------

Type of Deferral                                Deferral Deadline
---------------------------------------------------------------------------------
Base Salary                     Last day before the pay period for which the
                                deferral is to be effective.
---------------------------------------------------------------------------------
MICP Bonus Award                September 30 of the performance year for which
                                the award is earned.
---------------------------------------------------------------------------------
Dividends                       Last day before the dividend declaration date
                                for dividends as to which the deferral is to be
                                effective.
---------------------------------------------------------------------------------
Director's Compensation         Meeting Fees - Last day before calendar quarter
                                ------------
                                in which Board and Committee meetings are held.
                                Annual Retainer - May 31 prior to fiscal year
                                ---------------
                                beginning June 1.
---------------------------------------------------------------------------------


     FURTHER RESOLVED, That the Plan be, and it hereby is, amended, effective December 12, 1996, by deleting Section 4.3 and substituting a new Section 4.3 as follows:

     4.3.  Period for Which Deferral is Effective.
           --------------------------------------

---------------------------------------------------------------------------------
      Type of Deferral                  Applicable Period and Conditions
---------------------------------------------------------------------------------
Base Salary                     Continues until amended or terminated.
---------------------------------------------------------------------------------
MICP Bonus Award                New election required for each Plan Year.
---------------------------------------------------------------------------------
Dividend Deferral               Continues until amended or terminated.  Limited
                                to one election per 12 month period.
---------------------------------------------------------------------------------
LTIP Shares                     New election required for each performance cycle.
---------------------------------------------------------------------------------
Director's Compensation         Continues until amended or terminated.
---------------------------------------------------------------------------------


     FURTHER RESOLVED, That the Plan be, and it hereby is, amended, effective December 12, 1996, by deleting the last paragraph of Section 6.2 and replacing it with a new last paragraph under Section 6.2 as follows:

          Distribution of a Participant's Company Matching Account and the portion of a Director's Deferred Compensation Account credited with Company common stock shall be paid in the form of cash, notwithstanding the fact that such accounts are denominated in the form of shares of Delmarva stock. Distribution of a participant's Deferred Stock Account shall be in the form of Delmarva shares, which may be purchased by Delmarva or transferred from any grantor trust or other treasury stock account maintained by Delmarva, except to the extent such shares must be converted to cash to satisfy applicable withholding requirements.


          IN WITNESS WHEREOF, the undersigned Administrator has set his hand as of the date indicated.



                     /s/  D. E. Cain            January 17, 1997
                     -------------------------------------------
                          D.E. Cain                   Date